UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2017
CBS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street New York, New York	10019
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (212) 975-4321
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Pro Forma Financial Information

As previously reported, on October 19, 2017, CBS Corporation (the “Company”) commenced an exchange offer for the split-off of its radio business, CBS Radio Inc. (“CBS Radio”), as part of its previously announced agreement to combine CBS Radio with Entercom Communications Corp. in a merger.

The unaudited pro forma financial information of the Company at June 30, 2017, for the six months ended June 30, 2017 and for the year ended December 31, 2016, giving effect to the split-off of CBS Radio and the Company’s use of the proceeds of CBS Radio’s indebtedness incurred in connection with the planned separation of CBS Radio, is filed herewith as Exhibit 99 and is incorporated by reference into this Item 8.01 in its entirety.

Recent Financial Information

On November 2, 2017, the Company reported results for the third quarter of 2017, including the following:

•	Revenues of $3.17 billion, compared with revenues of $3.08 billion for the third quarter of 2016;

•	Operating income of $707 million, compared with operating income of $721 million for the third quarter of 2016;

•	Net earnings of $592 million, compared with net earnings of $478 million for the third quarter of 2016; and

•	Diluted earnings per share of $1.46, compared with diluted earnings per share of $1.07 for the third quarter of 2016.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of the Company is filed as Exhibit 99 of this Report on Form 8-K and is incorporated by reference into this Item 9.01 in its entirety:

•	Unaudited pro forma condensed consolidated balance sheet at June 30, 2017.

•	Unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2017 and the year ended December 31, 2016.

•	Notes to the unaudited pro forma condensed consolidated financial statements.

(d) Exhibits. Exhibit 99 is filed as part of this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit
99	CBS Corporation unaudited pro forma condensed consolidated financial statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION

By:	/s/ Lawrence Liding
Name: Lawrence Liding
Title: Executive Vice President, Controller and Chief Accounting Officer

Date: November 3, 2017